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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 10, 2026

Dole plc
(Exact Name of Registrant as Specified in Charter)

Ireland	001-40695	98-1610692
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

29 North Anne Street, Dublin 7
D07 PH36 Ireland

101 South Tryon St, Suite 600, Charlotte, NC
United States 28280
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: 353-1-887-2600

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Ordinary Shares, $0.01 Par Value Per Share	DOLE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 2.02. Results of Operations and Financial Condition.
On August 10, 2026, Dole plc (the "Company") issued a press release disclosing its financial results for the three and six months ended June 30, 2026. A copy of the press release is attached to this Current Form on 8-K as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

At 08:00 a.m. Eastern Time on August 10, 2026, the Company will host a conference call and simultaneous webcast to discuss its financial results for the three and six months ended June 30, 2026. An archived replay of the webcast and the investor presentation used during the webcast will be available shortly after the live event has concluded in the Investors section of the Company's website, www.doleplc.com/investors.
The information being furnished pursuant to Item 2.02, including Exhibit 99.1, and Item 7.01 of this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise be subject to the liability of that section, and shall not be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Dole plc Press Release issued August 10, 2026 – Dole plc Reports Second Quarter 2026 Financial Results
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

DOLE PLC
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: August 10, 2026	DOLE PLC (Registrant)

By: /s/ Jacinta Devine
Name: Jacinta Devine
Title: Chief Financial Officer